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                                                                  EXHIBIT 10.32


           POOL ENERGY SERVICES CO. 1997 SENIOR EXECUTIVE BONUS PLAN



1.       Plan Period

         The Plan shall be effective for the calendar year 1997 (the "Plan Period") subject to early termination in accordance with Paragraph 8 hereof.

2.       Purpose

         The purposes of the Plan are to provide additional motivations to management:

         a. to cause the financial performance of Pool Energy Services Co. (the "Company") to be equal to or better than budget;

         b. to cause the Stock Performance of the Company to exceed that of comparable companies; and

         c.      to cause the achievement of safety goals.

3.       Eligibility and Participation

         Subject to the provisions of Paragraphs 7 and 8 hereof, the period of an individual's participation in the Plan shall be concurrent with the period of his full-time employment in a position which is designated herein or has been designated by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") as a Participating Position. Full-time employee incumbents of Participating Positions shall be Plan participants ("Participants"). Participating positions shall include the Company's President ("CEO"); Senior Vice President, Finance ("CFO"); Group Vice Presidents ("GVP"); Vice President and General Counsel ("VPGC"); and Vice President, Human Resources ("VPHR").

4.       Administration

         The Plan shall be administered by the Compensation Committee, which may amend or, subject to the provisions of Paragraph 8 hereof, terminate the Plan at any time. The Compensation Committee shall interpret Plan provisions, and such interpretations shall be conclusive. The Compensation Committee may increase or decrease the amount of a bonus award payable to any Participant when in the judgment of the Compensation Committee the bonus award otherwise payable would be excessive or inadequate in view of the Participant's contribution to achieving the purpose of the Plan.
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5.       Calculation of Benefits

         a. For purposes of the calculation of bonus awards hereunder the following definitions shall apply:

                 Term                                       Definition
                 ----                                       ----------
                 AEBITD *                                   Actual earnings before interest expense, income tax provision
                                                            (credit), depreciation, amortization, and minority interest of the Company for the Plan Period.

                 ANI *                                      Actual Net Income of the Company for the  Plan Period.

                 ANI (Division) *                           Actual Net Income of an Operating Division for the Plan
                                                            Period.

                 BEBITD                                     Budgeted earnings before interest expense, income tax
                                                            provision (credit), depreciation, amortization, and minority interest of the Company for the Plan Period as reflected in the Company's 1997 budget.

                 BNI                                        Budgeted Net Income of the Company for 1997, as reflected in the approved 1997 budget for the Company.

                 BNI (Division)                             Budgeted Net Income for an Operating Division for 1997, as
                                                            reflected in the Company's 1997 budget for that Operating
                                                            Division.


________________________

         * AEBITD, ANI and ANI (Division) shall include an accrued amount for bonus awards to be paid under the Plan.
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
                 Term                                       Definition
                 ----                                       ----------
                 Base Salary                                The base salary of a Participant, as specified in the
                                                            personnel and payroll records of the employing subsidiary of the Company on the date the employee becomes a Participant.

                                                            For employees who are promoted, or otherwise transferred,
                                                            from one Participating Position to another after January 1,
                                                            1997, Base Salary for each period of service in a
                                                            Participating Position shall be the base salary for the
                                                            Participant as specified in the personnel and payroll records of the employing subsidiary of the Company on the date the employee assumed each such position or January 1, 1997,
                                                            whichever is later.

                 Dividends                                  The total of dividends per share of common stock paid during the Plan Period.

                 Operating Division                         Either of the following:  U.S. Operations or International
                                                            Operations.

                                                            The ANI (Division), BNI (Division), SP, and SG applicable to a GVP shall be that of the Operating Division for which the individual as functional responsibility.

                 Peer Group                                 Baker Hughes Incorporated; BJ Services Company; Daniel
                                                            Industries, Inc.; Dresser Industries, Inc.; Global Marine
                                                            Inc.; Halliburton Company; Helmerich & Payne, Inc.; McDermott
                                                            International, Inc.; Nabors Industries, Inc.; Parker Drilling
                                                            Company; Petroleum Geo-Services A/S; Production Operators
                                                            Corporation; Rowan Companies, Inc.; Schlumberger Ltd.; Smith
                                                            International, Inc.; Sonat Offshore Drilling, Inc.;
                                                            Tidewater, Inc.; Varco International, Inc.; Weatherford
                                                            Enterra, Inc.; Western Atlas Inc.; and the Company.

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
                 Term                                       Definition
                 ----                                       ----------
                 Safety Goals ("SG")                        (1) For domestic operations:  The targeted frequency in the
                                                            Plan Period of OSHA Recordable Incidents ("ORI") as defined by the Occupational Safety and Health Act of 1970, for an
                                                            Operating Division as approved by the CEO.

                                                            (2) For international operations:  The targeted frequency in the Plan Period of lost-time incidents ("LTI"), as approved by the CEO.

                 Safety Performance ("SP")                  (1) For domestic operations:  The actual frequency in the
                                                            Plan Period of ORI reported for an Operating Division in
                                                            the Pool Energy Services Co. Management Report for the Plan
                                                            Period.

                                                            (2) For international operations:  The actual frequency in the Plan Period of LTI as reported for an Operating Division in the Pool Energy Services Co. Management Report for the
                                                            Plan Period.

                 Stock Appreciation                         The change over the Plan Period in the value of a share of common stock measured as the difference between (1) the
                                                            average of the closing prices of the stock on the twenty
                                                            trading days ended on the last trading day preceding the Plan
                                                            Period and (2) the average of the closing prices of the stock on the twenty trading days ending on the last trading day in the Plan Period, all such closing prices as reported on the principal securities exchange on which such stock is listed or admitted to trading, or if a stock is not listed or
                                                            admitted to trading on any such exchange but is traded
                                                            over-the-counter and reported on the National Association of
                                                            Securities Dealers, Inc.  Automated Quotation System
                                                            ("NASDAQ") or any similar system then in use, then as reported on that system.

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
                 Term                                       Definition
                 ----                                       ----------
                 Stock Performance                          The sum of Dividends and Stock Appreciation divided by the value of a share of common stock at the beginning of the Plan
                                                            Period, such value to be based on the average of the closing prices of the stock on the twenty trading days ended on the last trading day preceding the Plan Period, with all such
                                                            closing prices as reported on the securities exchange or
                                                            over-the-counter systems specified in the preceding
                                                            paragraph.

b. Subject to the limitations and restrictions specified in Paragraph 5.h. below, each Participant will be awarded a bonus equal to his or her Base Salary multiplied by the sum of the applicable percentages calculated under:

         (a)     Paragraph 5.c.,
         (b)     Paragraph 5.d. or 5.e. as applicable,
         (c)     Paragraph 5.f., and
         (d)     Paragraph 5.g. if applicable.

c.       Stock Performance
         -----------------

         Condition                                                          Applicable Percentage
         ---------                                                          ---------------------
                                                                        CFO/         VPGC/
                                                                        CEO           GVP         VPHR
                                                                        ---          ----         ----
         (1)     The Stock Performance of the
                 Company exceeds the Stock Per-
                 formance of six or less of the
                 companies in the Peer Group                            None          None        None


         (2)     The Stock Performance of the
                 Company exceeds the Stock Per-
                 formance of 7, 8, 9, 10, 11, 12
                 or 13 of the companies in the
                 Peer Group                                             10.0%         7.5%        6.25%

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         Stock Performance (continued)

                                                                                             VPGC/
                                                            CEO                CFO           VPHR
                                                            ---                ---           ----
                 (3)      The Stock Performance of
                          the Company exceeds the
                          Stock Performance of 14
                          or more of the companies          20.0%               15%           12.5%
                          in the Peer Group.

         d.      BNI Achievement Applicable to Staff Participants

                 Condition                                             Applicable Percentage
                 ---------                                             ---------------------
                                                                                                 VPGC/
                                                            CEO                 CFO              VPHR
                                                            ---                 ---              ----
                 (1)      ANI is equal to 100%              15%                11.25%            9.375%
                          of BNI.




                 (2)      ANI is at least equal             The percentage specified in 5.d.(1) above reduced
                          to 90% but less than              by:
                          100% of BNI.                                                                    VPGC/
                                                            CEO                   CFO                      VPHR
                                                            ---                   ---                      ----

                                                 37.5-(37.5xANI/BNI)   28.125-(28.125xANI/BNI)   23.4375-(23.4375xANI/BNI)


                 (3)      ANI is more than                  The percentage specified in 5.d.(1) above increased
                          100% of BNI.                      by:
                                                                                                             VPGC/
                                                            CEO                      CFO                     VPHR
                                                            ---                      ---                     ----

                                                           ANI-BNI                 ANI-BNI                   ANI-BNI
                                                           -------  X 75           -------  X 56.25          -------  X 46.875
                                                             BNI                      BNI                      BNI


         e.      BNI Achievement Applicable to GVPs

                 Condition                                                   Applicable Percentage
                 ---------                                                   ----------------------
                 (1)      ANI is equal to 100% of BNI and                    4.125%
                          ANI (Division) is at least equal
                          to BNI (Division).

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
                 (2)      ANI is at least 90% but                   The percentage specified in 5.e.(1) above
                          less than 100% of BNI, and                reduced by:
                          ANI (Division) is at least
                          equal to BNI (Division).                  10.3125-(10.3125xANI/BNI)

                 (3)      ANI is more than 100% of BNI,             The percentage specified in 5.e.(1) above
                          and ANI (Division) is at least            increased by:
                          equal to BNI (Division).
                                                                    ANI-BNI
                                                                    -------   X 20.625
                                                                      BNI

                 (4)      ANI (Division) is equal to BNI            4.125%
                          (Division).


                 (5)      ANI (Division) is at least 90%            The percentage specified in 5.e.(4) above
                          but less than 100% of BNI                 reduced by:
                          (Division).
                                                                    10.3125-[10.3125xANI (Division)/BNI
                                                                    (Division)]

                 (6)      ANI (Division) is more than 100%          The percentage specified in 5.e.(4) above
                          of BNI (Division).                        increased by:

                                                                    ANI (Division)-BNI (Division)
                                                                    -----------------------------  X 20.625
                                                                           BNI (Division)






         f.      BEBITD Achievement

                 Condition                                                   Applicable Percentage
                 ----------                                                  ----------------------
                                                                                                           VPGC/
                                                                      CEO        CFO           GVP         VPHR
                                                                     -----      -----         -----        ----

                 (1)  AEBITD is equal to 100%                         15%       11.25%         8.25%       9.375%
                      of BEBITD

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         EBITD (continued)


         (2)     AEBITD is at least equal          The percentage specified in 5.f.(1) above reduced
                 to 90% but less than              by:
                 100% of BEBITD

                                                                                        CEO
                                                                      -----------------------------------------
                                                                            37.5-(37.5xAEBITD/BEBITD)

                                                                                        CFO
                                                                       -----------------------------------------
                                                                           28.125-(28.125xAEBITD/BEBITD)

                                                                                        GVP
                                                                       ----------------------------------------
                                                                            20.625-(20.625xAEBITD/BEBITD)

                                                                                        VPGC/
                                                                                        VPHR
                                                                       ------------------------------------------
                                                                            23.4375-(23.4375xAEBITD/BEBITD)

         (3)     AEBITD is more than               The percentage specified in 5.f.(1) above increased
                 100% of BEBITD.                   by:

                                                                                        CEO
                                                                                 -------------------

                                                                                    AEBITD-BEBITD
                                                                                 -------------------  x 75
                                                                                       BEBITD

                                                                                        CFO
                                                                                 -------------------

                                                                                    AEBITD-BEBITD
                                                                                 -------------------  x 56.25
                                                                                       BEBITD

                                                                                        GVP
                                                                                 -------------------

                                                                                    AEBITD-BEBITD
                                                                                 -------------------  x 41.25
                                                                                       BEBITD

                                                                                        VPGC/
                                                                                        VPHR
                                                                                 -------------------

                                                                                    AEBITD-BEBITD
                                                                                 -------------------  x 46.875
                                                                                       BEBITD

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
         g.      Safety Achievement Applicable to GVPs
                 -------------------------------------
                 Condition                                                   Applicable Percentage
                 ----------                                                  ----------------------

                 (1)      SP is equal to SG.                                         6.0%

                 (2)      SP is less than SG.                       The percentage specified in 5.g.(1) above
                                                                    increased by:

                                                                    24-(24xSP/SG)

                 (3)      SP is greater than SG.                    None

         h.      Restrictions and Limitations

                 The maximum bonus payable to any Participant shall be a percentage of Base Salary which is 80% for the CEO, 60% for the CFO and GVP and 50% for the VPGC and VPHR. In addition, the maximum bonus payable for exceeding the BNI, BEBITD or SG target in the Plan is limited to twice the amount that would be payable for achieving that target. Bonus amounts calculated in accordance with the applicable provisions of Paragraphs 5.c., 5.d., 5.e., 5.f., and 5.g. hereof will be reduced as necessary so as not to exceed the limitations of this Paragraph 5.h.

6.       Payment of Bonus Awards

         A Participant's bonus award shall be paid in a single payment, less applicable withholding taxes, no later than March 15, 1998, provided, however, that at the discretion of the Compensation Committee, payment may be in cash or in a combination of cash and shares of common stock of the Company. In the event of the latter, not less than 50% of the bonus award due will be paid in cash and the remainder (the "Remainder") will be paid in Restricted Stock or Bonus Stock under the provisions of the Pool Energy Services Co. 1993 Employee Stock Incentive Plan (the "Stock Plan"). The number of shares so awarded will be determined on the basis of the Fair Market Value, as defined in the Stock Plan, on the final trading day of the Plan Period, or such other date as the Compensation Committee shall determine, and will be a number of shares, the aggregate Fair Market Value of which equals 115% of the Remainder.

7.       Termination of Employment

         In the event of a Participant's becoming employed in, terminated (with or without cause) from, reassigned to or reassigned from a Participating Position during the Plan Period, any bonus award shall be prorated for the portion of the Plan Period he was employed in the Participating Position, and such prorated amount shall be paid when due except that
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         no bonus award whatsoever shall be payable to Participants whose employment is terminated during the Plan Period for reasons other than death, total disability, retirement or redundancy. Bonus awards due to Participants who die during the Plan Period shall be paid to the beneficiary designated by the Participant for Company sponsored life insurance.


8.       Termination of Plan

         The Plan may be terminated at any time. No termination of the Plan shall affect the Company's obligation with respect to any bonus theretofore accrued. In the event of Plan termination the Plan Period shall end on the effective date of the termination of the Plan.